Related Party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
NOTE 13:-	RELATED PARTY TRANSACTIONS

In 2012, the Company entered into a business development services consultancy agreement with one of its board of director members. In 2013, under the consultancy agreement, the Company granted fully vested options to purchase up to an aggregate of 263,517 ordinary shares at an exercise price of $0.917 per share. The options are exercisable for a period of seven years from the date of grant. In 2013 and 2014, the Company recorded $1,065 and $86,961, respectively, general and administrative expenses in connection with the consultancy agreement. The above director resigned from the board on October 19, 2015. No expense was recorded with respect to this agreement in 2015 and 2016.